Related Parties	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Related Parties

NOTE 11: RELATED PARTIES

JT Ryerson pays an affiliate of Platinum an annual monitoring fee of up to $5.0 million pursuant to a corporate advisory services agreement. The monitoring fee recorded in the first three months of 2013 and 2012 was $1.3 million.

Note 12: Related Parties

The Company pays an affiliate of Platinum an annual monitoring fee of up to $5.0 million pursuant to a corporate advisory services agreement. The monitoring fee was $5.0 million for the years ended December 31, 2012, 2011 and 2010.

In October of 2012, Company declared and made a distribution of $344.9 million to Ryerson Holding to repay the Ryerson Holding Notes plus accrued interest. In December of 2012, the Company declared and made an additional distribution of $35.0 million to Ryerson Holding.